Exhibit 10.1

PLURISTEM THERAPEUTICS INC.

27,142,858 Shares

and

Warrants to purchase 27,142,858 Shares

UNDERWRITING AGREEMENT

April 4, 2019

Ladenburg Thalmann & Co. Inc.
As Representative of the several underwriters listed on Schedule I hereto
277 Park Avenue
26th Floor
New York, NY 10172

Ladies and Gentlemen:

PLURISTEM THERAPEUTICS INC., a Nevada corporation (the “Company”), proposes to issue and sell to Ladenburg Thalmann & Co. Inc. (the “Representative”) and the other underwriters listed on Schedule I hereto (collectively, with the Representative, the “Underwriters”), pursuant to and in accordance with the terms and conditions of this underwriting agreement (the “Agreement”) in a public offering (the “Offering”), an aggregate of 27,142,858 shares (the “Shares”) of its common stock, par value $0.00001 per share (the “Common Stock”), and warrants (each whole warrant, a “Warrant”) to purchase up to an aggregate of 27,142,858 shares of Common Stock.   The Shares to be sold by the Company are called the “Firm Shares.”  The Firm Shares and the Warrants will be sold as units (the “Units”), with each Unit consisting of one Share and a Warrant to purchase one Share.  In addition, the Company has granted to the Underwriters an option to purchase up to an additional 1,428,571 Shares as provided in Section 3 (the “Option Shares”) and/or Warrants to purchase up to an additional 1,428,571 Shares (the “Option Warrants” and, collectively with the Option Shares, the “Option Securities”).  The Units, the Shares, the Warrants, the Option Securities and the Warrant Shares (as defined below) are collectively called the “Securities.”   The Shares underlying the Warrants and Option Warrants are collectively called the “Warrant Shares.”

This is to confirm the agreement concerning the purchase of the Securities from the Company by the Underwriters.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3, File No. 333-218916, including a base prospectus (the “Base Prospectus”) to be used in connection with the public offering and sale of the Securities. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it became effective under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), including all documents incorporated or deemed to be incorporated by reference therein and any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A or 430B under the Securities Act, is called the “Registration Statement.” Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act in connection with the offer and sale of the Securities is called the “Rule 462(b) Registration Statement,” and from and after the date and time of filing of any such Rule 462(b).

The term “Registration Statement” shall include the Rule 462(b) Registration Statement. The preliminary prospectus supplement dated April 3, 2019 describing the Securities and the offering thereof (the “Preliminary Prospectus Supplement”), together with the Base Prospectus, is called the “Preliminary Prospectus,” and the Preliminary Prospectus and any other prospectus supplement to the Base Prospectus in preliminary form that describes the Securities and the offering thereof and is used prior to the filing of the Prospectus (as defined below), together with the Base Prospectus, is called a “preliminary prospectus.” As used herein, the term “Prospectus” shall mean the final prospectus supplement to the Base Prospectus that describes the Securities and the offering thereof, together with the Base Prospectus, in the form first used by the Underwriters to confirm sales of the Securities or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act. References herein to the Preliminary Prospectus, any preliminary prospectus and the Prospectus shall refer to both the prospectus supplement and the Base Prospectus components of such prospectus. As used herein, “Applicable Time” is 8:40 a.m. (New York City time) on the date of this Agreement. As used herein, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, and “Time of Sale Prospectus” means the Preliminary Prospectus, as amended or supplemented immediately prior to the Applicable Time, together with the free writing prospectuses, if any, identified on Schedule II hereto. As used herein, “Road Show” means a “road show” (as defined in Rule 433 under the Securities Act) relating to the offering of the Securities contemplated hereby that is a “written communication” (as defined in Rule 405 under the Securities Act).

All references in this Agreement to the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus and the Prospectus shall include the documents incorporated or deemed to be incorporated by reference therein. All references in this Agreement to financial statements and schedules and other information which are “contained,” “included” or “stated” in, or “part of” the Registration Statement, the Rule 462(b) Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus, and all other references of like import, shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Rule 462(b) Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus, as the case may be. All references in this Agreement to amendments or supplements to the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”) that is or is deemed to be incorporated by reference in the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, or the Prospectus, as the case may be. All references in this Agreement to the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus or the Prospectus, any amendments or supplements to any of the foregoing, or any free writing prospectus, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

Concurrently with the offer and sale of the Securities, the Company is offering shares of Common Stock directly to certain investors pursuant to the Registration Statement and a separate prospectus supplement to the Base Prospectus that describes the offering thereof (the “Concurrent Registered Direct Offering”) as disclosed in the Time of Sale Prospectus and the Prospectus.

1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriters that:

(a) Compliance with Registration Requirements. The Registration Statement has become effective under the Securities Act. The Company has complied, to the Commission’s satisfaction, with all requests of the Commission for additional or supplemental information, if any. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission. At the time the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018 (the “Annual Report”) was filed with the Commission, or, if later, at the time the Registration Statement was originally filed with the Commission, the Company met the then-applicable requirements for use of Form S-3 under the Securities Act. The Company meets the requirements for use of Form S-3 under the Securities Act and it meets the transaction requirements as set forth in General Instruction I.B.1 of Form S-3 and the requirements specified in the Financial Industry Regulatory Authority, Inc. (“FINRA”) Conduct Rule 5110(B)(7)(C)(i). The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, at the time they were or hereafter are filed with the Commission, or became effective under the Exchange Act, as the case may be, complied and will comply in all material respects with the requirements of the Exchange Act.

(b) Disclosure. Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR, was identical (except as may be permitted by Regulation S-T under the Securities Act) to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Securities. Each of the Registration Statement and any post-effective amendment thereto, at the time it became or becomes effective and at all subsequent times, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the Applicable Time, the Time of Sale Prospectus did not, and at the time of each sale of the Securities and at the First Closing Date (as defined in Section 4) and at each applicable Option Closing Date (as defined in Section 4), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus, as of its date and (as then amended or supplemented) at all subsequent times, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the three immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus or the Time of Sale Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with written information relating to any Underwriter furnished to the Company in writing by the Representative expressly for use therein, it being understood and agreed that the only such information consists of the information described in Section 12 below. There are no contracts or other documents required to be described in the Time of Sale Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been described or filed as required.

(c) Free Writing Prospectuses; Road Show. As of the determination date referenced in Rule 164(h) under the Securities Act, the Company was not, is not or will not be (as applicable) an “ineligible issuer” in connection with the offering of the Securities pursuant to Rules 164, 405 and 433 under the Securities Act. Each free writing prospectus, if any, that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of Rule 433 under the Securities Act, including timely filing with the Commission or retention where required and legending, and each such free writing prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Prospectus or any preliminary prospectus and not superseded or modified. Except for the free writing prospectuses, if any, identified on Schedule II, and electronic road shows, if any, furnished to the Representative before first use, the Company has not prepared, used or referred to, and will not, without the Representative's prior written consent, prepare, use or refer to, any free writing prospectus in connection with the Securities or in connection with the Concurrent Registered Direct Offering. Each Road Show, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Offering Materials Furnished to Underwriters. The Company has delivered to the Representative two complete copies of the Registration Statement and each amendment thereto (including, in each case, exhibits) and each consent and certificate of experts filed as a part thereof, and additional copies of the Registration Statement and each amendment thereto (without exhibits) and each preliminary prospectus and any free writing prospectus reviewed and consented to by the Representative, in such quantities and at such places as the Representative has reasonably requested for each of the Underwriters. Upon request of the Representative, the Company will provide to the Underwriters two complete, manually signed copies of the Registration Statement and each amendment thereto.

(e) Distribution of Offering Material by the Company. Prior to the later of (i) the expiration or termination of the option granted to the several Underwriters in Section 3 and (ii) the completion of the Underwriters’ distribution of the Securities, the Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the Time of Sale Prospectus, the Prospectus (each as amended or supplemented), or any free writing prospectus reviewed and consented to by the Representative.  The Company has not distributed and will not distribute any offering material in connection with the offering and sale of the shares of Common Stock in the Concurrent Registered Direct Offering other than a form of subscription agreement, the Registration Statement and the prospectus supplement to the Base Prospectus that describes the offering thereof.

(f) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(g) Authorization of the Securities. The Securities have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment therefor pursuant to this Agreement or the terms of the Warrants, as the case may be, will be validly issued, fully paid and nonassessable, and the issuance and sale of the Securities is not subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the Securities. Upon the sale and delivery to the Underwriters of the Securities, and payment therefor, the Underwriters will acquire good, marketable and valid title to such Securities, free and clear of all pledges, liens, security interests, charges, claims or encumbrances.

(h) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived.

(i) No Material Adverse Effect. Except as otherwise disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus and the Prospectus: (i) there has been no material adverse change, or any development that could be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, properties, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change being referred to herein as a “Material Adverse Effect”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, by any of the Company’s subsidiaries on any class of capital stock, or any repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(j) Independent Accountants. Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global (“E&Y”), which has expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of the Registration Statement, the Time of Sale Prospectus and the Prospectus, is (i) an independent registered public accounting firm as required by the Securities Act, the Exchange Act, and the rules of the Public Company Accounting Oversight Board (“PCAOB”), (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Securities Act and (iii) a registered public accounting firm as defined by the PCAOB whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(k) Financial Statements. The financial statements filed with the Commission as a part of the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly, in all material respects, the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations, changes in stockholders’ equity and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents, in all material respects, the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement, the Time of Sale Prospectus or the Prospectus. The financial data set forth or incorporated by reference in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus under the caption “Capitalization” fairly present the information set forth therein on a basis consistent with that of the financial statements contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus. All disclosures contained in the Registration Statement, any preliminary prospectus, the Prospectus and any free writing prospectus that constitute non-GAAP financial measures (as defined by the rules and regulations under the Securities Act and the Exchange Act) comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, as applicable. To the Company’s knowledge, no person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the PCAOB, has participated in or otherwise aided the preparation of, or audited, the financial statements, supporting schedules or other financial data filed with the Commission as a part of the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(l) Company’s Accounting System. The Company and each of its subsidiaries make and keep accurate books and records and maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(m) Disclosure Controls and Procedures; Deficiencies in or Changes to Internal Control Over Financial Reporting. The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated by management of the Company for effectiveness as of the end of the Company’s most recent fiscal quarter; and (iii) are effective in all material respects to perform the functions for which they were established. Since the end of the Company’s most recent audited fiscal year, to the Company’s knowledge, there have been no significant deficiencies or material weakness in the Company’s internal control over financial reporting (whether or not remediated) and no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company is not aware of any change in its internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(n) Incorporation and Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to do so could not be expected, individually or in the aggregate, to have a Material Adverse Effect.

(o) Subsidiaries. Each of the Company’s “subsidiaries” (for purposes of this Agreement, as defined in Rule 405 under the Securities Act) has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership or limited liability company, as applicable, in good standing (or the non-U.S. equivalent thereof, if such qualification is applicable) under the laws of the jurisdiction of its incorporation or organization and has the power and authority (corporate or other) to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus. Each of the Company’s subsidiaries is duly qualified as a foreign corporation, partnership or limited liability company, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to do so could not be expected, individually or in the aggregate, to have a Material Adverse Effect. All of the issued and outstanding capital stock or other equity or ownership interests of each of the Company’s subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or adverse claim. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018.

(p) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the caption “Capitalization” (other than for subsequent issuances, if any, pursuant to employee benefit plans, or upon the exercise of outstanding options or warrants, in each case described in the Registration Statement, the Time of Sale Prospectus and the Prospectus). The Securities (including the Firm Shares and the Warrants) conform in all material respects to the description thereof contained in the Time of Sale Prospectus. All of the issued and outstanding Shares have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with all federal and state securities laws. None of the outstanding Shares were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those described in the Registration Statement, the Time of Sale Prospectus and the Prospectus. The descriptions of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus accurately and fairly presents, in all material respects, the information required to be shown with respect to such plans, arrangements, options and rights. The Company has reserved and kept available for the exercise of the Warrants and the Option Warrants such number of authorized but unissued Shares as are sufficient to permit the exercise in full of the Warrants and the Option Warrants.

(q) Stock Exchange Listing. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act and is listed on the Nasdaq Capital Market (the “Nasdaq”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing. The Company complies and will comply with all applicable securities laws and other applicable laws, rules and regulations (including listing requirement) in the U.S. and each foreign jurisdiction in which the Company’s securities are traded, including the Tel Aviv Stock Exchange (the “TASE”) and the Company has taken no action designed to, or likely to have the effect of, delisting the Common Stock from the TASE, nor has the Company received any notification that the Israel Securities Authority or the TASE is contemplating suspending or terminating such listing. The Firm Shares, Option Shares and Warrant Shares have been, or will be, duly authorized for listing on Nasdaq and the TASE, prior to the First Closing Date.

(r) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws, articles of association, partnership agreement or operating agreement or similar organizational documents, as applicable, or is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, loan, credit agreement, note, lease, license agreement, approval, contract, franchise or other instrument (including, without limitation, any pledge agreement, security agreement, mortgage or other instrument or agreement evidencing, guaranteeing, securing or relating to indebtedness) which is filed as an exhibit to the Company’s reports required under the Exchange Act and to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of their respective properties or assets are subject, including (A) any instrument of approval granted to it by the Israel Innovation Authority of the Israeli Ministry of Economy and Industry or (B) any instrument of approval granted to any of them by the Authority for Investment and Development of Industry and the Economy of the Israeli Ministry of Economy and Industry (each, an “Existing Instrument”), except for such Defaults as could not be expected, individually or in the aggregate, to have a Material Adverse Effect. The Company’s execution, delivery and performance of this Agreement, the Warrant Agent Agreement (as hereinafter defined), the Warrants and the Option Warrants, consummation of the transactions contemplated hereby and thereby and by the Registration Statement, the Time of Sale Prospectus and the Prospectus and the issuance and sale of the Securities (i) have been, or will be, duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws, articles of association, partnership agreement or operating agreement or similar organizational documents, as applicable, of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any of its subsidiaries, except, in the case of clauses (ii) and (iii), for any such conflict, breach or violation, Default, Debt Repayment Triggering Event, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, foreign or domestic, is required for the Company’s execution, delivery and performance of this Agreement, the Warrant Agent Agreement, the Warrants and the Option Warrants and consummation of the transactions contemplated hereby and thereby and by the Registration Statement, the Time of Sale Prospectus and the Prospectus, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, such as may be required under applicable U.S. state securities or blue sky laws or the FINRA. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(s) Warrants.  The Warrants on the First Closing Date and the Option Warrants on the Option Closing Date will be duly and validly authorized, executed and delivered by the Company and will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

(t)Compliance with Laws. The Company and its subsidiaries have been and are in compliance with all applicable laws, rules and regulations, except where failure to be so in compliance could not be expected, individually or in the aggregate, to have a Material Adverse Effect.

(u) No Material Actions or Proceedings. There is no action, suit, proceeding, inquiry or investigation brought by or before any governmental entity, foreign or domestic, now pending or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which could be expected, individually or in the aggregate, to have a Material Adverse Effect or materially and adversely affect the consummation of the transactions contemplated by this Agreement or the performance by the Company of its obligations hereunder; and the aggregate of all pending legal or governmental proceedings, foreign or domestic, to which the Company or any such subsidiary is a party or of which any of their respective properties or assets is the subject, including ordinary routine litigation incidental to the business, if determined adversely to the Company, could not be expected to have a Material Adverse Effect. No material labor dispute with the employees of the Company or any of its subsidiaries, or with the employees of any principal supplier, manufacturer, customer or contractor of the Company, exists or, to the best of the Company’s knowledge, is threatened or imminent.

(v) Intellectual Property Rights. To the best of the Company’s knowledge, the Company and its subsidiaries own or possess the right to use its proprietary information including, where applicable, all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, software, databases, know-how, Internet domain names, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, and other material intellectual property necessary or desirable to carry on their respective businesses as currently conducted, and as proposed to be conducted (collectively, “Intellectual Property”), and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and its subsidiaries with respect to the foregoing that would, singularly or in the aggregate, have a Material Adverse Effect. The Intellectual Property agreements described in the Registration Statement, the Time of Sale Prospectus and the Prospectus are valid, binding upon, and enforceable by or against the parties thereto in accordance with its terms. The Company and each of its subsidiaries has complied in all material respects with, and is not in breach nor has received any asserted or threatened claim of breach of, any Intellectual Property agreement, except for any such breach that would not, singularly or in the aggregate, have a Material Adverse Effect, and the Company has no knowledge of any breach or anticipated breach by any other person to any Intellectual Property agreement. To the best of the Company’s knowledge, the Company’s and each of its subsidiary’s businesses as now conducted and as proposed to be conducted does not and will not infringe or conflict with any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other intellectual property or franchise right of any person. The Company has received no claim alleging the infringement by the Company or any of its subsidiaries of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person. The Company and each of its subsidiaries has taken all reasonable steps to protect, maintain and safeguard its rights in all Intellectual Property, including the execution of appropriate nondisclosure and confidentiality agreements. The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company’s or any of its subsidiaries’ right to own, use, or hold for use any of the Intellectual Property as owned, used or held for use in the conduct of its business. The granted and issued Intellectual Property owned by the Company and its subsidiaries, have not been adjudged by a court of competent jurisdiction invalid or unenforceable, in whole or in part, and except as otherwise disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property nor is there any reasonable basis for such a claim. The Company and each subsidiary has at all times complied with all applicable laws relating to privacy, data protection, and the collection and use of personal information collected, used, or held for use by the Company or any subsidiary in the conduct of the Company’s or any subsidiary’s business, except where such non-compliance would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. No claims have been asserted or, to the Company’s knowledge, threatened against the Company or any subsidiary alleging a violation of any person’s privacy or personal information or data rights and the consummation of the transactions contemplated hereby will not breach or otherwise cause any violation of any law related to privacy, data protection, or the collection and use of personal information collected, used, or held for use by the Company or any of its subsidiaries in the conduct of the Company’s or any of its subsidiaries’ businesses. The Company and each of its subsidiaries take reasonable measures to ensure that such information is protected against unauthorized access, use, modification, or other misuse. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property of any other person or entity that are required to be set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus and are not described therein.

(w) All Necessary Permits, etc. The Company and its subsidiaries possess such valid and current certificates, authorizations or permits required by state, federal or foreign regulatory agencies or bodies to conduct their respective businesses as currently conducted and as described in the Registration Statement, the Time of Sale Prospectus or the Prospectus (“Permits”), except where the failure to possess such valid and current certificates, authorizations or permits could not be expected, individually or in the aggregate, to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is in violation of, or in default under, any of the Permits or has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit.

(x) Title to Properties. The Company and its subsidiaries have good and marketable title to all of the real and personal property and other assets reflected as owned in the financial statements referred to in Section 1(k) above (or elsewhere in the Registration Statement, the Time of Sale Prospectus or the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, adverse claims and other defects, except for such as are described in the Registration Statement, the Time of Sale Prospectus and the Prospectus. The real property, improvements, equipment and personal property held under lease by the Company or any of its subsidiaries are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

(y) Tax Law Compliance. The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(k) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined. No transaction, stamp or other issuance taxes or duties, and assuming that the Underwriters are not otherwise subject to taxation in Israel due to Israeli tax residence or the existence of a permanent establishment in Israel, no capital gain, income, transfer, withholding or other tax or duty is payable in the State of Israel by or on behalf of the Underwriters to any taxing authority thereof or therein in connection with (i) the issuance, sale and delivery of the Securities by the Company; (ii) the purchase from the Company, and the initial sale and delivery by the Underwriters of the Securities to purchasers thereof; (iii) the holding or transfer of the Securities; or (iv) the execution and delivery of this Agreement or any other document to be furnished hereunder.

(z) Insurance. Each of the Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes and policies covering the Company and its subsidiaries for product liability claims and clinical trial liability claims. The Company has no reason to believe that it or any of its subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that could not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(aa) Compliance with Environmental Laws. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”); (ii) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements; (iii) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries; and (iv) to the Company’s knowledge, there are no events or circumstances that could reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, foreign or domestic, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(bb) Compliance with the Sarbanes-Oxley Act. The Company and its subsidiaries are in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder (collectively, the “Sarbanes-Oxley Act”) that are then in effect and with which each such entity is required to comply and with all corporate governance requirements under applicable Nasdaq regulations, and have no reason to believe that they will not be able to comply with any of such provisions. There is and has been no failure on the part of the Company or any subsidiary or any of their directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications.

(cc) Periodic Review of Costs of Environmental Compliance. In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). No facts or circumstances have come to the Company’s attention that could result in costs or liabilities that could be expected, individually or in the aggregate, to have a Material Adverse Effect.

(dd) ERISA Compliance. The Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or any of its subsidiaries, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each employee benefit plan established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(ee) Company Not an “Investment Company.” The Company is not, and will not be, either after receipt of payment for the Securities or after the application of the proceeds therefrom as described under “Use of Proceeds” in the Registration Statement, the Time of Sale Prospectus or the Prospectus, or after receipt of payment for the shares of Common Stock offered in the Concurrent Registered Direct Offering, required to register as an “investment company” under the Investment Company Act of 1940, as amended.

(ff) No Price Stabilization or Manipulation; Compliance with Regulation M. Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action designed to or that could be reasonably expected to cause or result in stabilization or manipulation of the price of the Shares or of any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)) with respect to the Shares, whether to facilitate the sale or resale of the Securities or otherwise, and has taken no action which would directly or indirectly violate Regulation M.

(gg) Related-Party Transactions. There are no business relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus that have not been described as required.

(hh) FINRA Matters. All of the information provided to the Underwriters or their counsel by the Company, or, to the Company’s knowledge, by its counsel, its officers and directors, and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with the offering of the Securities is true, complete, correct and compliant with FINRA’s rules and any letters, filings or other supplemental information provided to FINRA by the Company pursuant to FINRA Rules or NASD Conduct Rules is true, complete and correct.

(ii) Parties to Lock-Up Agreements. The Company has furnished to the Underwriters a letter agreement in the form attached hereto as Exhibit A (the “Lock-up Agreement”) from each of the persons listed on Exhibit B. Such Exhibit B lists the directors and executive officers of the Company. If any additional persons shall become directors or executive officers of the Company prior to the end of the Company Lock-up Period (as defined below), the Company shall cause each such person, prior to or contemporaneously with their appointment or election as a director or executive officer of the Company, to execute and deliver to the Representative a Lock-up Agreement.

(jj) Statistical and Market-Related Data. All statistical, demographic and market-related data included in the Registration Statement, the Time of Sale Prospectus or the Prospectus are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate. To the extent required, the Company has obtained the written consent to the use of such data from such sources.

(kk) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the best of the Company’s knowledge, any employee or agent of the Company or any such subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus.

(ll) Foreign Corrupt Practices Act. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any domestic government official, “foreign official” (as defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”) or employee from corporate funds; (iii) violated or is in violation of any provision of the FCPA or any applicable non-U.S. anti-bribery statute or regulation; or (iv) made any unlawful bribe, rebate, payoff, influence, payment, kickback or other unlawful payment to any domestic government official (as such term is defined in the FCPA) or any foreign political party or official or employee thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company and its subsidiaries and, to the knowledge of the Company, the Company’s affiliates have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. The foregoing representation and warranty shall also be deemed given regarding laws of applicable non-U.S. jurisdictions similar to the FCPA, including, without limitation, Sections 291 and 291A of the Israel Penal Law, 5737-1977 and the rules and regulations thereunder.

(mm) Money Laundering Laws. The operations of the Company and its subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any foreign or domestic governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any foreign or domestic court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(nn) OFAC. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, or any joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person, or in any country or territory, that currently is the subject to any sanctions administered by OFAC, or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, investor or otherwise) of such sanctions.

(oo) Brokers. Except pursuant to this Agreement, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(pp) FINRA Exemption. The Company satisfies the pre-October 21, 1992 eligibility requirements for the use of a registration statement on Form S-3 in connection with the offering of the Securities, including, without limitation: (i) having a non-affiliate, public common equity float of at least $150 million as of a date within 60 days of the date of this Agreement or at least $100 million as of a date within 60 days of the date of this Agreement and annual trading volume of at least three million shares for the continuous 12-month period ending on the date of this Agreement and (ii) having been subject to the Exchange Act reporting requirements for a period of at least 36 months.

(qq) Forward-Looking Statements. Each financial or operational projection or other “forward-looking statement” (as defined by Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus (i) was so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances and (ii) is accompanied by meaningful cautionary statements identifying those factors that could cause actual results to differ materially from those in such forward-looking statement. No such statement was made with the knowledge of an executive officer or director of the Company that is was false or misleading.

(rr) Clinical Data and Regulatory Compliance. Except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company and each of its subsidiaries: (A) are and at all times have been in material compliance with all statutes, rules and regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product under development, manufactured or distributed by the Company or any subsidiary (“Applicable Laws”); (B) have not received any Form 483 from the United States Food and Drug Administration (the “FDA”), notice of adverse finding, warning letter, or other correspondence or notice from the FDA, the European Medicines Agency (the “EMA”), or any other federal, state, local or foreign governmental or regulatory authority alleging or asserting material noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”), which would, individually or in the aggregate, result in a Material Adverse Effect; (C) possess all material Authorizations and such Authorizations are valid and in full force and effect and neither the Company nor any subsidiary is in material violation of any term of any such Authorizations; (D) have not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from the FDA, the EMA, or any other federal, state, local or foreign governmental or regulatory authority or third party alleging that any product, operation or activity is in material violation of any Applicable Laws or Authorizations and has no knowledge that the FDA, the EMA, or any other federal, state, local or foreign governmental or regulatory authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (E) have not received notice that the FDA, EMA, or any other federal, state, local or foreign governmental or regulatory authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any material Authorizations and has no knowledge that the FDA, EMA, or any other federal, state, local or foreign governmental or regulatory authority is considering such action; and (F) have filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations except where the failure to file such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments would not result in a Material Adverse Effect, and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were materially complete and correct on the date filed (or were corrected or supplemented by a subsequent submission).

The animal and other preclinical studies and clinical trials conducted by the Company or on behalf of the Company were, and, if still pending are, to the Company’s knowledge, being conducted in all material respects in compliance with all Applicable Laws and in accordance with experimental protocols, procedures and controls generally used by qualified experts in the preclinical study and clinical trials of new drugs and biologics as applied to comparable products to those being developed by the Company; the descriptions of the results of such preclinical studies and clinical trials contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus are accurate and complete in all material respects, and, except as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company has no knowledge of any other clinical trials or preclinical studies, the results of which reasonably call into question the clinical trial or preclinical study results described or referred to in the Registration Statement, the Time of Sale Prospectus and the Prospectus when viewed in the context in which such results are described; and the Company has not received any written notices or correspondence from the FDA, the EMA, or any other domestic or foreign governmental agency requiring the termination, suspension or modification of any preclinical studies or clinical trials conducted by or on behalf of the Company that are described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or the results of which are referred to in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(ss) No Contract Terminations. Except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, neither the Company nor any of its subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Registration Statement, the Time of Sale Prospectus and the Prospectus , and no such termination or non-renewal has been threatened by the Company or any of its subsidiaries or any other party to any such contract or agreement, which threat of termination or non-renewal has not been rescinded as of the date hereof.

(tt) Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to any Underwriter or to counsel for the Underwriters in connection with the offering, or the purchase and sale, of the Securities shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

(uu) The Company has a reasonable basis for making each of the representations set forth in this Section 1. The Company acknowledges that the Underwriters and, for purposes of the opinions to be delivered pursuant to Section 6 hereof, counsel to the Company and counsel to the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

2. Representations and Warranties of the Underwriters. Each of the Underwriters, severally and not jointly, represents and agrees as to itself that:

(a) It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) any free writing prospectus identified in Schedule II hereto, or (ii) any other free writing prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Time of Sale Prospectus.

(b) It will retain copies of each free writing prospectus used or referred to by it to the extent required by Rule 433 under the Securities Act.

3. Purchase of the Securities by the Underwriters.

(a) Upon the terms herein set forth, the Company agrees to issue and sell to the several Underwriters an aggregate of 27,142,858 Firm Shares and Warrants to purchase up to an aggregate of 27,142,858 Shares. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company the respective number of Firm Shares and Warrants representing that number of underlying Warrant Shares set forth opposite their names on Schedule I.  The purchase price per Unit to be paid by the several Underwriters to the Company shall be $0.658 as more fully described on Schedule III hereto.

(b) In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 1,428,571 Option Shares and/or Option Warrants to purchase up to an aggregate of 1,428,571 Shares from the Company, at a purchase price of $0.6486 per Option Share and $0.0094 per Option Warrant, less an amount per share equal to any dividend or distribution declared by the Company and payable on the Shares underlying the Units but not payable on the Shares underlying the Option Securities. The option granted hereunder may be exercised at any time and from time to time in whole or in part upon notice by the Representative to the Company, which notice may be given at any time within 30 days from the date of this Agreement.  If any Option Securities are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Option Shares and/or Option Warrants (subject to such adjustments to eliminate fractional shares as the Representative may determine) that bears the same proportion to the total number of Option Shares and/or Option Warrants to be purchased as the number of Firm Shares set forth on Schedule I opposite the name of such Underwriter bears to the total number of Firm Shares. The Representative may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

4. Delivery of and Payment for Securities. The Company shall deliver, or cause to be delivered to the Representative through the facilities of the Depositary Trust Company (“DTC”) unless the Representative shall otherwise instruct, to the Representative the Firm Shares and the Warrants on the second full Business Day following the date hereof or, if the pricing of the Firm Shares occurs after 4:30 p.m., New York City time, on the third full Business Day thereafter, or at such other date as shall be determined by the Representative and the Company (the “First Closing Date”), against release of a wire transfer of immediately available funds for the amount of the purchase price therefor.  The Company shall also deliver, or cause to be delivered to the Representative through the facilities of DTC unless the Representative shall otherwise instruct, to the Representative for the accounts of the several Underwriters, the Option Securities the Underwriters have agreed to purchase at the First Closing Date or the applicable Option Closing Date, as the case may be, against the release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Securities shall be registered in such names and denominations as the Representative shall have requested prior to the First Closing Date (or the applicable Option Closing Date, as the case may be) and shall be made available for inspection on the business day preceding the First Closing Date (or the applicable Option Closing Date, as the case may be) at a location in New York City as the Representative may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

The option to purchase Option Shares and/or Option Warrants granted in Section 3 hereof may be exercised during the term thereof by written notice to the Company from the Representative. The option may be exercised in whole or part, and if in part, the option can be exercised on multiple occasions. Such notice shall set forth (i) the aggregate number of Option Shares and/or Option Warrants as to which the option is being exercised and (ii) the time and date, not earlier than either the First Closing Date or the first Business Day after the date on which the option shall have been exercised nor later than the fourth Business Day after the date of such exercise, as determined by the Representative, when the Option Shares and/or Option Warrants are to be delivered (the “Option Closing Date”). Delivery and payment for such Option Shares and/or Option Warrants is to be at the offices set forth above for delivery and payment of the Firm Shares and the Warrants. (The First Closing Date and each Option Closing Date are herein individually referred to as the “Closing Date” and collectively referred to as the “Closing Dates”.)

Delivery of the Firm Shares, Warrants and any Option Shares and/or Option Warrants shall be made by or on behalf of the Company to the Underwriters against payment by the Underwriters of the purchase price therefor by wire transfer of immediately available funds to an account specified in writing, not later than the close of business on the business day next preceding the First Date or the Option Closing Date, as the case may be, by the Company. Payment for the Securities sold by the Company hereunder shall be delivered by the Representative to the Company. Delivery of the Firm Shares, Warrants and any Option Shares and/or Option Warrants shall be made through the facilities of The Depositary Trust Company unless the Representative shall otherwise instruct.

5. Covenants. The Company covenants and agrees with the Underwriters that:

(a) During such period beginning on the Applicable Time and ending on the later of the Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales as contemplated by this Agreement by any Underwriter or any dealer, including in circumstances where such requirement may be satisfied pursuant to Rule 172 (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement (including any registration statement filed under Rule 462(b) under the Securities Act), the Time of Sale Prospectus or the Prospectus, the Company shall furnish to the Representative for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representative reasonably objects.

(b) After the date of this Agreement and for period of two years thereafter, the Company shall promptly advise the Representative in writing (i) when the Registration Statement, if not effective at the date and time that this Agreement is executed and delivered by the parties hereto, shall have become effective, (ii) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (iii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any Preliminary Prospectus or the Prospectus, (iv) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order or notice preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated (or approved for inclusion or designation) for quotation, or of the threatening or initiation of any proceedings for any of such purposes. The Company shall use its best efforts to prevent the issuance of any such stop order or prevention or suspension of such use. If the Commission shall enter any such stop order or order or notice of prevention or suspension at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment, or will file a new registration statement and use its best efforts to have such new registration statement declared effective as soon as practicable. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b) and 434, as applicable, under the Securities Act, including with respect to the timely filing of documents thereunder, and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

(c) (i) If the Preliminary Prospectus included in the Time of Sale Prospectus is being used to solicit offers to buy the Securities and any event or development shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in light of the circumstances under which they were made or then prevailing, as the case may be, not misleading (in which case the Company agrees to notify the Representative promptly of any such event or condition), or if in the reasonable opinion of the Representative it is otherwise necessary to amend or supplement the Time of Sale Prospectus to comply with law, the Company agrees to promptly prepare, file with the Commission and furnish to the Underwriters and to dealers, at its own expense, amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not be, in the light of the circumstances under which they were made or then prevailing, as the case may be, misleading or so that the Time of Sale Prospectus, as amended or supplemented, will comply with law; (ii) if, during the Prospectus Delivery Period, any event or development shall occur or condition exist as a result of which it is necessary to amend or supplement the Registration Statement or the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading (in which case the Company agrees to notify the Representative promptly of any such event or condition), or if in the reasonable opinion of the Representative it is otherwise necessary to amend or supplement the Registration Statement or the Prospectus to comply with law, including in connection with the delivery of the Prospectus, the Company agrees to promptly prepare, file with the Commission (and use its best efforts to have any amendment to the Registration Statement or any new registration statement to be declared effective) and furnish to the Underwriters and to dealers, amendments or supplements to the Registration Statement or the Prospectus, or any new registration statement so that the statements in the Registration Statement or the Prospectus as so amended or supplemented will not be, in the light of the circumstances under which they were made or then prevailing, as the case may be, misleading or so that the Registration Statement or the Prospectus, as amended or supplemented, will comply with law.

(d) The Company agrees that, unless it obtains the prior written consent of the Representative, it will not make any offer relating to the Common Stock that would constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act; provided that the prior written consent of the Representative hereto shall be deemed to have been given in respect of any free writing prospectus included in Schedule II hereto. Any such free writing prospectus consented to by the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus”. The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as a free writing prospectus, and (ii) has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(e) The Company shall furnish to the Underwriters, from time to time and without charge, copies of the Registration Statement of which three shall be signed and shall include exhibits and all amendments and supplements to any of such Registration Statement, in each case as soon as available and in such quantities as the Underwriters may from time to time reasonably request.

(f) The Company shall take or cause to be taken all necessary action and furnish to whomever the Underwriters may direct such information as may be required in qualifying the Securities for sale under the laws of such jurisdictions which the Underwriters shall designate and to continue such qualifications in effect for as long as may be necessary for the distribution of the Securities; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation, or to execute a general consent for service of process.

(g) The Company shall make generally available to its securityholders, in the manner contemplated by Rule 158(b) under the Securities Act, as soon as practicable but in any event not later than 60 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement which will comply with Section 11(a) of the Securities Act covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement.

(h) Subject to Section 5(i) below, except for (i) the issuance of options, restricted stock grants and restricted stock units to directors, officers, employees and consultants in the ordinary course under plans approved by the Company’s board of directors and disclosed in the Prospectus, (ii) the offer, issuance and sale of shares of Common Stock, or any securities convertible into or exercisable or exchangeable for Common Stock, in connection with any acquisition or strategic investment (including any joint venture, strategic alliance, licensing agreement, collaboration or partnership) and (iii) the issuance of shares of Common Stock pursuant to the Concurrent Registered Direct Offering, the Company will not, without the prior written consent of the Representative (which consent may be withheld in the Representative’s sole discretion), directly or indirectly, issue, sell, offer, agree to sell, contract or grant any option to sell (including, without limitation, pursuant to any short sale), pledge, make any short sale of, maintain any short position with respect to, transfer, establish or maintain an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, enter into any swap, derivative transaction or other arrangement (whether such transaction is to be settled by delivery of common stock, other securities, cash or other consideration) that transfers to another, in whole or in part, any of the economic consequences of ownership, or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock, or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 90 days after the date of the Prospectus (the “Lock-Up Period”).

(i) Without the prior written consent of the Representative for a period of 45 days after the date of the Prospectus, the Company will not sell any shares of Common Stock pursuant to the Open Market Sale Agreement dated as of February 6, 2019, by and between the Company and Jefferies LLC.

(j)  The Company shall cause each officer and director of the Company to furnish to the Representative, on or prior to the date of this Agreement, the Lock-up Agreements.

(k) The Company shall maintain, at its expense, a registrar and transfer agent for the Common Stock. For so long as the Firm Warrants and the Option Warrants are outstanding, the Company shall retain a warrant agent reasonably acceptable to the Representative. American Stock Transfer & Trust Company is acceptable to the Representative to act as Warrant Agent for the Firm Warrants and the Option Warrants.

(l) The Company shall apply the net proceeds of the sale of the Securities in the manner specified in the Prospectus under the heading “Use of Proceeds.”

(m) The Company will furnish to its securityholders annual reports containing financial statements audited by independent public accountants and quarterly reports containing financial statements and financial information which may be unaudited.

(n) The Company will use its best efforts to maintain the listing of the Firm Shares, Option Shares and Warrant Shares on Nasdaq, the TASE and any other securities exchange on which they are listed.

(o) Whether or not this Agreement is terminated or the sale of the Securities to the Underwriters is consummated, the Company shall pay or cause to be paid (A) all expenses (including stock transfer taxes) incurred in connection with the delivery to the Underwriters of the Securities, (B) all fees and expenses (including, without limitation, fees and expenses of the Company’s accountants and counsel) in connection with the preparation, printing, filing, delivery and shipping of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), each preliminary prospectus, the Time of Sale Prospectus and the Prospectus, as amended or supplemented, and the printing, delivery and shipping of this Agreement and other underwriting documents, including, if applicable, Underwriters’ Questionnaires, Underwriters’ Powers of Attorney, Blue Sky Memoranda, the Agreement Among Underwriters and Selected Dealer Agreements, (C) if necessary, all filing fees and reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the qualification of the Securities for sale under state securities laws as provided in Section 5(f) hereof, (D) any applicable listing fees, (E) the cost of printing certificates representing the Securities, (F) the cost and charges of any transfer agent or registrar, and (G) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise provided for in this Section. In addition, the Company will pay the Representative a management fee as set forth on Schedule III hereto. If the sale of the Securities provided for herein is not consummated by reason of acts of the Company which prevent this Agreement from becoming effective, or by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed or because any other condition of the Underwriters’ obligations hereunder is not fulfilled, unless the failure to perform the agreement or fulfill the condition is due to the default or omission of the Underwriters, the Company shall reimburse the Underwriters for all reasonable out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with its investigation, preparing to market and marketing the Securities or in contemplation of performing its obligations hereunder. The Company shall not in any event be liable to the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

6. Conditions of Underwriters’ Obligations. The obligations of the Underwriters hereunder are subject to the accuracy, at and as of the date hereof and the First Closing Date (as if made at the First Closing Date) and, with respect to the Option Shares, each Option Closing Date (as if made at the Option Closing Date), of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) The Registration Statement shall be effective and all filings required by Rules 424, 430A and 433 under the Securities Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or any amendment thereof shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement, the Time of Sale Prospectus, the Prospectus or otherwise) shall have been complied with to the Representative’s satisfaction.

(b) The Representative shall not have advised the Company that the Registration Statement, the Time of Sale Prospectus or the Prospectus, or any amendment thereof or supplement thereto, contains an untrue statement of fact which, in the Representative’s opinion, is material, or omits to state a fact which, in the Representative’s opinion, is material and is required to be stated therein or is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) On each Closing Date, the Underwriters shall have received (i) the favorable opinion and 10b-5 statement of each of Zysman, Aharoni, Gayer and Sullivan & Worcester LLP and Zysman, Aharoni, Gayer & Co, counsels for the Company, substantially in the form satisfactory to the Representative (with appropriate modifications acceptable to the Representative for any opinion or 10b-5 statement delivered on any Option Closing Date), (ii) the favorable opinion of Lando & Anastasi, LLP, intellectual property counsel for the Company, in form and substance acceptable to the Representative, each dated as of such Closing Date, and (iii) an officer’s certificate of the Company regarding intellectual property affairs, in form and substance satisfactory to the Representative.

(d) On each Closing Date the Underwriters shall have received the favorable opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Underwriters, dated as of such Closing Date, in form and substance satisfactory to the Representative.

(e) On each Closing Date, the Underwriters shall have received the favorable opinion of Zysman, Aharoni, Gayer & Co. as to Israeli law matters, dated as of such Closing Date, in form and substance satisfactory to the Representative.

(f) There shall have been furnished to the Underwriters a certificate of the Company, dated as of each Closing Date and addressed to the Underwriters, signed by the Co-Chief Executive Officers and by the Chief Financial Officer of the Company to the effect that:

(i) The representations and warranties of the Company in this Agreement are true and correct, as if made at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

(ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been initiated or are pending or, to their knowledge, contemplated;

(iii) Any and all filings required by Rules 424, 430A, 430B and 430C under the Securities Act have been timely made;

(iv) The signers of said certificate have carefully examined the Registration Statement and the Time of Sale Prospectus and the Prospectus, and any amendments or supplements thereto, and such documents contain all statements and information required to be included therein; the Registration Statement or any amendment thereto does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Time of Sale Prospectus and the Prospectus or any supplements thereto do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(v) Since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or the Time of Sale Prospectus and the Prospectus which has not been so set forth.

(g) Since the effective date of the Registration Statement, neither the Company nor any of its Subsidiaries shall have sustained any loss by strike, fire, flood, accident or other calamity (whether or not insured), which has a material adverse effect on the Company or its Subsidiaries taken as a whole, nor shall have become a party to or the subject of any litigation that would reasonably be expected to have a material adverse effect on the Company and its Subsidiaries taken as a whole, nor shall there have been a material adverse change in the general affairs, business, key personnel, capitalization, financial position, earnings or net worth of the Company and its Subsidiaries, whether or not arising in the ordinary course of business, which loss, litigation or change, in the Representative’s judgment, shall render it inadvisable to proceed with the delivery of the Securities.

(h) On the date hereof, and on each Closing Date, the Underwriters shall have received from E&Y, the independent registered public accounting firm for the Company, a letter dated the date hereof (or, in the case of a “bring-down” comfort letter, dated as of the applicable Closing Date) addressed to the Underwriters in form and substance satisfactory to the Representative, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to Underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the respective audited and unaudited financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus for which such accountant was engaged by the Company.

(i) Since the date of the Prospectus, there shall not have been a Material Adverse Effect.

(j) The Lock-Up Agreements shall have been delivered to the Representative and be in full force and effect on such Closing Date.

(k) On or before the First Closing Date, the Firm Shares, Option Shares and Warrant Shares shall be listed on Nasdaq and approved for listing on the TASE by the TASE and the Underwriters shall have received, on or prior to the First Closing Date, a copy of such approval of the TASE.

(l) On or before the First Closing Date, the Representative shall have received a copy of the warrant agent agreement, in the form annexed hereto as Exhibit C (the “Warrant Agent Agreement”), executed by the Company and American Stock Transfer & Trust Company, LLC, in a form acceptable to the Representative.

All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Representative and to counsel for the Underwriters. The Company shall furnish the Underwriters with such conformed copies of such opinions, certificates, letters and other documents as the Representative shall reasonably request. If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the First Closing Date or any Option Closing Date, as the case may be, by the Representative. Any such cancellation shall be without liability of the Underwriters to the Company. Notice of such cancellation shall be given to the Company in writing, or by telegraph or telephone and confirmed in writing.

7. Indemnification and Contribution.

(a) The Company agrees to indemnify, defend and hold harmless each of the Underwriters and any person who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, such Underwriter or any such director, officer, employee, agent or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any breach of any representation, warranty or covenant of the Company contained herein, (B) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereof), the Time of Sale Prospectus or the Prospectus (the term Prospectus for the purpose of this Section being deemed to include the preliminary prospectus included in the Registration Statement at the time it became effective, the Prospectus and the Prospectus as amended or supplemented by the Company), (C) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction (domestic or foreign) in order to qualify the Common Stock under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an “Application”), (D) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, or (E) any omission or alleged omission from the Time of Sale Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; except in the case of (B), (D) and (E) above only insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriter to the Company expressly for use in such Registration Statement, Time of Sale Prospectus, Prospectus or Application; and to promptly reimburse the Underwriters, or any such director, officer, employee, agent or controlling person for any legal and other expense reasonably incurred by the Underwriter, or any such director, officer, employee, agent or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The indemnity agreement set forth in this Section 7(a) shall be in addition to any liability which the Company may otherwise have.

(b) Each of the Underwriters agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, the Company’s directors, the Company’s officers that signed the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which the Company or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any breach of any representation, warranty or covenant of such Underwriter contained herein, (B) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereof), the Time of Sale Prospectus, the Prospectus, or any Application, (C) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, or (D) any omission or alleged omission from the Time of Sale Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but in each case only insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, Time of Sale Prospectus, Prospectus or Application in reliance upon and in conformity with information furnished in writing by the Underwriter to the Company expressly for use therein; and to promptly reimburse the Company, or any such director, officer, employee or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The indemnity agreement set forth in this Section 7(b) shall be in addition to any liabilities that the Underwriters may otherwise have.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the claim or the commencement of that action; the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party except to the extent such indemnifying party has been materially prejudiced otherwise than under such subsection. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party provided, however, that if the named parties in any such action (including impleaded parties) include any of the Underwriters or any director, officer, employee, agent or controlling person of any of the Underwriters as an indemnified party or parties as well as the Company, and such indemnified party or parties shall have reasonably concluded, based on advice of outside counsel, that there may be one or more legal defenses reasonably available to it or them which are different from or additional to those available to the Company, or that representation of the indemnified party or parties and the Company by the same counsel would be inappropriate due to actual or potential differing interests between them, the Company shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under such subsection for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation unless such indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence, in which case the indemnifying party shall be liable for all legal fees and expenses of such separate counsel.

(d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) and (b) of this Section 7 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the applicable Underwriter, on the other hand, from the offering of the Securities or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the applicable Underwriter, on the other hand, in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the applicable Underwriter shall be deemed to be in the same proportion as the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the underwriting discounts and commissions received by such Underwriter. The relative fault of the Company and of the applicable Underwriter shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the applicable Underwriter, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

(e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (d)(i) and, if applicable (ii), above. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Securities purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8. Effective Date and Termination.

(a) [RESERVED]

(b) Until the First Closing Date, this Agreement may be terminated by the Representative by giving notice as hereinafter provided to the Company if: (i) the Company shall have failed, refused or been unable, at or prior to the First Closing Date, to perform any agreement on its part to be performed hereunder, unless the failure to perform any agreement is due to the default or omission by an Underwriter; (ii) any other condition of the obligations of the Underwriters hereunder is not fulfilled; (iii) trading in securities generally on the New York Stock Exchange or Nasdaq shall have been suspended or minimum or maximum prices shall have been established on either of such exchanges by the Commission or by such exchange or other regulatory body or governmental authority having jurisdiction; (iv) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by Nasdaq or other stock exchange or regulatory body or governmental authority having jurisdiction, including the Israel Securities Authority and the TASE; (v) a general banking moratorium shall have been declared by Federal or state authorities; (vi) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred; (vii) there shall have been any material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Representative’s judgment, makes it inadvisable to proceed with the delivery of the Securities; or (viii) any attack on, outbreak or escalation of hostilities, declaration of war or act of terrorism involving the United States or any other national or international calamity or emergency if, in the Representative’s judgment, the effect of any such attack, outbreak, escalation, declaration, act, calamity or emergency makes it impractical or inadvisable to proceed with the completion of the public offering or the delivery of the Securities. Any termination of this Agreement pursuant to this Section 8 shall be without liability on the part of the Company or the Underwriters, except as otherwise provided in Sections 5(o) or 7 hereof.

Any notice referred to above may be given at the address specified in Section 11 hereof in writing or by telegraph or telephone, and if by telegraph or telephone, shall be immediately confirmed in writing.

9.  Default by One or More of the Underwriters. If one or more of the Underwriters shall fail on any Closing Date, as applicable, to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(i)
if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(ii)
if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Option Closing Date, the obligation of the Underwriters to purchase, and the Company to sell, the Option Shares to be purchased and sold on such Option Closing Date shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of an Option Closing Date, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Shares, as the case may be, either the (i) Representatives or (ii) the Company shall have the right to postpone the Closing Date, as applicable, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, Time of Sale Prospectus or the Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 9.

10. Survival of Indemnities, Contribution, Warranties and Representations. All representations, warranties, and agreements of the Company and the Underwriters herein or in certificates delivered pursuant hereto, and the agreements of the Underwriters and the Company contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, and shall survive delivery of, and payment for, the Securities to and by the Underwriters hereunder.

11. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representative
or the Underwriters:	Ladenburg Thalmann & Co. Inc.
277 Park Avenue, 26th Floor
New York, NY 10172
Attention: Vlad Ivanov
Facsimile: (212) 409-2045

with a copy to (which shall not constitute notice):	Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C.
666 Third Avenue
New York, NY 10017
Attention: Ivan K. Blumenthal, Esq.
Facsimile: (212) 692-6784

If to the Company:	Pluristem Therapeutics Inc.
MATAM Advanced Technology Park, Building No. 5
Haifa, Israel 3508409
Attention: Yaky Yanay, Co-Chief Executive Officer

with a copy to (which shall not constitute notice):	Zysman, Aharoni, Gayer and Sullivan & Worcester LLP
1633 Broadway
New York, NY 10019
Attention: Oded Har-Even, Esq.
Facsimile: (212) 660-3001

12. Information Furnished by Underwriters. The statements in the Prospectus set forth under the caption “Underwriting” in the  5th, 7th, 16th, 17th, 18th, 20th and 22nd paragraphs constitute the only written information furnished by or on behalf of the Underwriters referred to in paragraphs (b) and (c) of Section 1 hereof and in paragraphs (a) and (b) of Section 7 hereof.

13. Parties. This Agreement is made solely for the benefit of the Underwriters, the Company, any officer, director, employee agent or controlling person referred to in Section 7 hereof, and their respective successors and assigns, and no other person shall acquire or have any right by virtue of this Agreement. The term “successors and assigns,” as used in this Agreement, shall not include any purchaser of any of the Securities from any Underwriters merely by reason of such purchase.

14. Definition of “Business Day” and “Subsidiary”. For purposes of this Agreement, (a) “Business Day” means any day on which Nasdaq is open for trading, and (b) “Subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

15. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the choice of law or conflict of laws principles thereof. Each of the Underwriters and the Company: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York; (b) waives any objection which it may have now or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the Supreme Court of the State of New York, New York County, or of the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Underwriters and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address or delivered via overnight delivery shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Underwriters mailed by certified mail to the Underwriter’s address or delivered via overnight delivery shall be deemed in every respect effective service of process upon the Underwriters, in any such suit, action or proceeding. THE COMPANY (ON BEHALF OF ITSELF, THE SUBSIDIARIES AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

16. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

17. Absence of Fiduciary Relationship. The Company acknowledges and agrees that:

(a) The Underwriters has been retained solely to act as Underwriters in connection with the sale of Securities and that no fiduciary, advisory or agency relationship between the Company and the Underwriters or any of their respective affiliates has been created in respect of any of the transactions contemplated by this Agreement, the Prospectus or the Concurrent Registered Direct Offering, irrespective of whether any Underwriter has advised or is advising the Company on other matters;

(b) The price of the Securities set forth in this Agreement was established by the Company following discussions and arms’ length negotiations with the Underwriters, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement;

(c) The Company has been advised that the Underwriters and their respective affiliates are engaged in a broad range of transactions and services which may involve interests that differ from those of the Company, and that the Underwriters have no obligation to disclose such interests and transactions and services to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d) The Company waives, to the fullest extent permitted by law, any claims it may have against any Underwriter for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Underwriters shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

18. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

All payments made or deemed to be made by the Company to any of the Underwriters, their respective directors, officers, employees and agents or to any person controlling any Underwriter, under this Agreement, if any, will be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature (other than taxes on net income) imposed or levied by or on behalf of the State of Israel or any political subdivision or any taxing authority thereof or therein unless the Company is or becomes required by law to withhold or deduct such taxes, duties, assessments or other governmental charges.  In such event, the Company will pay such additional amounts as will result, after such withholding or deduction, in the receipt by each Underwriter, their respective directors, officers, employees and each person controlling any Underwriter, as the case may be, of the amounts that would otherwise have been receivable in respect thereof.

Please confirm, by signing and returning to us two (2) counterparts of this Agreement, that each of the Underwriters is acting on behalf of itself and that the foregoing correctly sets forth the agreement among the Company and the Underwriters.

[Remainder of page intentionally left blank]

Very truly yours,

PLURISTEM THERAPEUTICS INC.

By:	/s/ Yaky Yanay
Name:	Yaky Yanay
Title:	President and Co-CEO

Confirmed and accepted as of the date first above mentioned:

LADENBURG THALMANN & CO. INC.
As Representative of the Several Underwriters

By:	/s/ Vlad Ivanov
Name:	Vlad Ivanov
Title:	Managing Director

SCHEDULE I

Underwriting Agreement dated April 4, 2019

Underwriters	Number of Firm Shares to be Purchased	Number of Warrants to be Purchased
Ladenburg Thalmann & Co. Inc.	19,000,001	19,000,001
H.C. Wainwright & Co., LLC	3,392,857	3,392,857
LifeSci Capital LLC	2,714,286	2,714,286
Maxim Group LLC	2,035,714	2,035,714

TOTAL	27,142,858	27,142,858

SCHEDULE II

Free Writing Prospectuses Included in the Time of Sale Prospectus

None

SCHEDULE III

Price-Related Information

Number of Units being offered: 27,142,858

Public offering price per Unit: $0.70

Underwriting discounts and commissions to investors identified by Leader Underwriters (1993) Ltd.:

•	4.0% per Unit to Leader Underwriters (1993) Ltd.
•	2.0% per Unit to the Underwriters

Underwriting discounts and commissions to investors identified by Rosario Underwriting Services (A.S.) Ltd.:

•	4.0% per Unit to Rosario Underwriting Services (A.S.) Ltd.
•	2.0% per Unit to the Underwriters

Underwriting discounts and commissions to all other investors:

•	6.0% per Unit to the Underwriters.

Management fees:

•	0.5% management fee per Unit to Ladenburg Thalmann & Co. Inc. for all investors other than those investors identified by Leader Underwriters (1993) Ltd. and Rosario Underwriting Services (A.S.) Ltd.

Settlement date: April 8, 2019

Price to the Underwriters: $0.658 per Unit

Gross Proceeds From Concurrent Registered Direct Offering: $1,000,000

EXHIBIT A

Form of Lock-up Agreement

Ladenburg Thalmann & Co. Inc.
277 Park Avenue
26th Floor
New York, New York 10172

As Representative of the Several Underwriters

Re:          Public Offering by Pluristem Therapeutics Inc.

Ladies and Gentlemen:

The undersigned, an officer, director or holder of common stock, par value $0.00001 per share (“Common Stock”), or rights to acquire Common Stock, of Pluristem Therapeutics Inc. (the “Company”) understands that you, as Representative of the several Underwriters, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company, providing for the public offering (the “Offering”) by the several Underwriters named in Schedule I to the Underwriting Agreement (the “Underwriters”), of securities of the Company (the “Securities”) pursuant to a registration statement on Form S-3 (as amended, the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”).  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to enter into the Underwriting Agreement and to proceed with the Offering of the Securities, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby agrees for the benefit of the Company, you and the other Underwriters that, without the prior written consent of the Representative on behalf of the Underwriters, the undersigned will not, during the period commencing on the date hereof and ending ninety (90) days (the “Lock-Up Period”) after the date of the final prospectus supplement relating to the Offering (the “Prospectus”), directly or indirectly:  (a) offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock owned either of record or beneficially or may be deemed to be beneficially owned (as defined in the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder (the “Exchange Act”)) by the undersigned on the date hereof or hereafter acquired; or (b) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; or (c) make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock; or (d) publicly announce an intention to do any of the foregoing.

The foregoing paragraph shall not apply to (a) the registration of the offer and sale of Securities as contemplated by the Underwriting Agreement and the sale of the Securities to the Underwriters in the Offering and/or participation of the undersigned in the Offering, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement, (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement, (d) transfers of Common Stock or securities convertible into Common Stock on death by will or intestacy, (e) sales or transfers of Common Stock solely in connection with the “cashless” exercise of Company stock options outstanding on the date hereof for the purpose of exercising such stock options (provided that any remaining Common Stock received upon such exercise will be subject to the restrictions provided for in this Lock-Up Agreement) or (f) sales or transfers of Common Stock or securities convertible into Common Stock pursuant to a sales plan entered into prior to the date hereof pursuant to Rule 10b5-1 under the Exchange Act, a copy of which has been, or will be, provided to the Underwriters. In addition, the restrictions sets forth herein shall not prevent the undersigned from entering into a sales plan pursuant to Rule 10b5-1 under the Exchange Act after the date hereof, provided that (i) a copy of such plan is provided to the Underwriters promptly upon entering into the same and (ii) no sales or transfers may be made under such plan until the Lock-Up Period ends or this Lock-Up Agreement is terminated in accordance with its terms. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement.  All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the undersigned shall be released from all obligations under this Lock-Up Agreement if (a) the Underwriting Agreement does not become effective by April 30, 2019 or, if after becoming effective, the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, or (b) the Company provides written notice to the Underwriters that the Company does not intend to proceed with the Offering.

The undersigned, whether or not participating in the Offering, understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Offering in reliance upon this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours, Entity Name (if applicable) ____________________ By: (Signature) ____________________ Print Name: ____________________ Title: ____________________

EXHIBIT B

Directors and Executive Officers
Signing Lock-up Agreement

Zami Aberman
Chen Franco-Yehuda
Israel Ben-Yoram
Isaac Braun
Mark Germain
Moria Kwiat
Hava Meretzki
Nachum Rosman
Doron Shorrer
Yaky Yanay

EXHIBIT C

Form of Warrant Agent Agreement